Exhibit 10.1

                        AMENDMENT TO EMPLOYMENT AGREEMENT

         WHEREAS, Redwood Falls Federal Savings and Loan Association (the "Association") and Paul W. Pryor (the "Employee") previously entered into an Employment Agreement (the "Agreement") dated February 15, 1995, and

         WHEREAS, Section 14 of the Agreement provides that amendments to this Agreement may be made in writing and signed by both parties,

         NOW THEREFORE, BE IT RESOLVED that this Agreement be amended by adoption and execution of this Amendment to the Agreement as follows.

1. Revision to Section 5 of the Agreement by inclusion of the following phrase at the end of Section 5 as follows:

         "Notwithstanding anything herein to the contrary, the expiration date of the term of this Agreement shall be as of February 15, 2000, except as may be extend beyond that date by future action of the Board within its sole discretion in accordance with this Agreement."

2. Revision to Section 2 of the Agreement by inclusion of the following phrase at the end of Section 2 as follows:

         "Notwithstanding anything herein to the contrary, effective February 15, 1997, the annual salary of the Employee shall be increased to $113,820.00, or as may be increased thereafter by the Board from time to time."


         As Secretary to the Association, I hereby certify that the foregoing Amendment was adopted and ratified by a majority vote of a meeting of the Board of Directors of the Association, held on February 13, 1997, a quorum being present.

                                            /s/Rebecca A. Olson
                                            -----------------------------
                                            Rebecca A. Olson, Secretary

SEAL


         IN WITNESS WHEREOF, the parties to the Agreement dated February 13, 1997, do hereby execute this Amendment to the Agreement on this 13th day of February, 1997


                                            Redwood Falls Federal Savings
                                              and Loan Association


                                    By:     /s/James P. Tersteeg
                                            ------------------------------
                                            James P. Tersteeg


                                            /s/Paul W. Pryor
                                            ------------------------------
                                            Paul W. Pryor, Employee


ATTEST:

/s/Rebecca A. Olson
---------------------------
Rebecca A. Olson, Secretary



SEAL

                        AMENDMENT TO EMPLOYMENT AGREEMENT

         WHEREAS, Redwood Falls Federal Savings and Loan Association (the "Association") and Donald C. Orth (the "Employee") previously entered into an Employment Agreement (the "Agreement") dated February 15, 1995, and

         WHEREAS, Section 14 of the Agreement provides that amendments to this Agreement may be made in writing and signed by both parties,

         NOW THEREFORE, BE IT RESOLVED that this Agreement be amended by adoption and execution of this Amendment to the Agreement as follows.

1. Revision to Section 5 of the Agreement by inclusion of the following phrase at the end of Section 5 as follows:

         "Notwithstanding anything herein to the contrary, the expiration date of the term of this Agreement shall be as of February 15, 2000, except as may be extend beyond that date by future action of the Board within its sole discretion in accordance with this Agreement."

2. Revision to Section 2 of the Agreement by inclusion of the following phrase at the end of Section 2 as follows:

         "Notwithstanding anything herein to the contrary, effective February 15, 1997, the annual salary of the Employee shall be increased to $57,576.00, or as may be increased thereafter by the Board from time to time."


         As Secretary to the Association, I hereby certify that the foregoing Amendment was adopted and ratified by a majority vote of a meeting of the Board of Directors of the Association, held on February 13, 1997, a quorum being present.

                                            /s/Rebecca A. Olson
                                            -----------------------------
                                            Rebecca A. Olson, Secretary

SEAL


         IN WITNESS WHEREOF, the parties to the Agreement dated February 13, 1997, do hereby execute this Amendment to the Agreement on this 13th day of February, 1997


                                            Redwood Falls Federal Savings
                                              and Loan Association


                                    By:     /s/James P. Tersteeg
                                            ------------------------------
                                            James P. Tersteeg


                                            /s/Donald C. Orth
                                            ------------------------------
                                            Donald C. Orth, Employee


ATTEST:

/s/Rebecca A. Olson
---------------------------
Rebecca A. Olson, Secretary



SEAL